UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240 14a-12
BREITBURN ENERGY PARTNERS L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Unitholder Meeting to Be Held on June 21, 2012.

BREITBURN ENERGY PARTNERS L.P.

BREITBURN ENERGY PARTNERS L.P. 515 SOUTH FLOWER STREET SUITE 4800 LOS ANGELES, CA 90071

Meeting Information

Meeting Type: Annual Meeting For holders as of: April 25, 2012

Date: June 21, 2012 Time: 10:00 AM, PDT Location: Santa Anita Room Westin Bonaventure Hotel 404 South Figueroa Street Los Angeles, California 90071

You are receiving this communication because you hold common units in the above named company.

This is not a ballot. You cannot use this notice to vote these common units. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEWor or RECEIVE:

The Notice of Annual Meeting, the Proxy Statement and the 2011 Annual Report to Unitholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2011

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 7, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many unitholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these common units. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

Proposal No. 1 (Election of Class I Directors) The Board of Directors recommends you vote FOR the nominees listed below:

1. Election of Class I Directors 01) John R. Butler, Jr. 02) Greogory J. Moroney

Proposal No. 2 (Ratification of the Appointment of the Independent Registered Public Accounting Firm) The Board of Directors recommends you vote FOR the following proposal:

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2012.

NOTE: Such other business as may properly come before the meeting, or any postponement or adjournment thereof.

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